Share Based Compensation (Tables)	6 Months Ended
Jun. 30, 2026
Share Based Compensation [Abstract]
Schedule of Grant-date Fair Value

The grant-date fair value of the award was determined using a Monte Carlo simulation, which reflects the market conditions attaching to the share-price hurdles. The following assumptions were used at the date of grant.

Grant-date share price	$5.77
Initial Share Value (60-day trailing VWAP at May 1, 2026)	$9.81
Expected volatility	160.50%
Risk-free interest rate	4.18%
Expected dividend yield	0.00%
Contractual term	5 years
Settlement value per tranche	$1,600
First hurdle	150% of Initial Share Value
Incremental hurdle per subsequent tranche	50% of Initial Share Value